Exhibit 10.12.3
AMENDMENT
TO THE
DOLLAR TREE, INC.
2013 DIRECTOR DEFERRED COMPENSATION PLAN

FIRST:

Sections 3.1 and 3.2 of the Dollar Tree, Inc. 2013 Director Deferred Compensation Plan (as amended and restated effective June 10, 2021) (the “Plan”) are hereby amended and restated in their entirety as follows:

3.1 DEFERRAL OF FEES. Any Eligible Director may elect to defer in either cash or Shares all or a portion of the Fees earned during any calendar year by delivering a deferral election to the Company not later than (a) December 31 of the calendar year immediately preceding the calendar year to which the deferral election relates, or (b) with respect to the calendar year in which an individual first becomes an Eligible Director the date stated in a deferral election form provided by the Company, which date shall be no later than thirty days after the date such individual becomes an Eligible Director; provided that an election made under Section 3.1(b) of the Plan shall not apply to any Fees earned prior to the date such election becomes irrevocable. Unless otherwise expressly provided by the Board, all Fees are earned upon the date payable (absent a deferral election). The election form shall specify the amount or portion of the Fees to be deferred; whether and to what extent such Fees are to be deferred in cash or in Shares; the manner of payment with respect to such deferred amounts; the date on which the deferred amounts shall be paid; and whether the deferred amount shall be paid in a lump sum or in installment payments. Such election shall remain in force for such calendar year and for Fees earned in each calendar year thereafter until changed or revoked by the Director by written notice to the Company not later than December 31 immediately preceding the calendar year to which such change or revocation relates. A deferral election made under this Section 3.1 may not be changed or revoked after the dates set forth in Section 3.1(a) or (b) above. The foregoing provisions of this Section 3.1 shall pertain to initial deferral elections with regard to a deferral of Fees under the Plan. In addition, any Eligible Director may elect to make one subsequent deferral election with regard to Fees subject to an initial deferral election under this Section 3.1. Such subsequent deferral election shall be made on a form provided or specified by the Company for this purpose and shall be irrevocable when made. Further, such subsequent deferral election (i) may be made only with respect to a distribution date previously specified by an Eligible Director on his or her applicable initial election form and not with respect to a distribution based on the date the Eligible Director ceases to serve as a Director of the Company; (ii) may not change the form of distribution from a lump sum to installments or from installments to a lump sum; (iii) must be made not less than 12 months before the distribution date previously specified; (iv) shall not take effect until 12 months after the date on which such subsequent deferral election is made; (v) must specify a new distribution date that is at least five years after the distribution date previously specified; (vi) may not change an election for payment in cash to an election for payment in Shares (or vice versa); and (vii) must be approved in advance by the Board or the Compensation Committee of the Board (or a subcommittee thereof) in accordance with the requirements of Rule 16b-3 under the Exchange Act, if the initial deferral election was for payment in Shares.

3.2 DEFERRAL OF EQUITY AWARDS. Any Eligible Director may elect to defer all or a portion of an Equity Award earned during any calendar year by delivering a deferral election to the Company not later than (a) December 31 of the calendar year immediately preceding the calendar year to which the deferral election relates; or (b) with respect to the calendar year in which an individual first becomes an Eligible Director, the date stated in a deferral election form provided by the Company, which date shall be no later than thirty days after the date such individual becomes an Eligible Director; provided that an election made under this Section 3.2(b) of the Plan shall not apply to any Equity Award earned prior to the date such election becomes irrevocable. Unless otherwise expressly provided by the Board, an Equity Award is earned as of the date it is awarded (absent a deferral election). The election form shall specify the amount or portion of the Equity Award to be deferred; the date on which the deferred Shares shall be issued to the Eligible Director; and whether the deferred Shares shall be issued in a lump sum or in installments. Such election shall remain in force for such calendar year and for Equity Awards earned during each calendar year thereafter until changed or revoked by the Eligible Director by written notice to the Company not later than December 31 immediately preceding the calendar year to which such change or revocation relates. A deferral election made under this Section 3.2 may not be changed or revoked after the dates set forth in Section 3.2(a) or (b) above. The foregoing provisions of this Section 3.2 shall pertain to initial deferral elections with regard to an Equity Award deferral under the Plan. In addition, any Eligible Director may elect to make one subsequent deferral election with regard to an Equity Award subject to an initial deferral election under this Section 3.2. Such subsequent deferral election shall be made on a form provided or specified by the Company for this purpose and shall be irrevocable when made. Further, such subsequent deferral election (i) may be made only with respect to a distribution date previously specified by an Eligible Director on his or her applicable initial election form and not with respect to a distribution based on the date the Eligible Director ceases to serve as a Director of the Company; (ii) may not change the form of distribution from a lump sum to installments or from installments to a lump sum; (iii) must be made not less than 12 months before the distribution date previously specified; (iv) shall not take effect until 12 months after the date on which such subsequent deferral election is made; (v) must specify a new distribution date that is at least five years after the distribution date previously specified; and (vi) must be approved in advance by the Board or the Compensation Committee of the Board (or a subcommittee thereof) in accordance with the requirements of Rule 16b-3 under the Exchange Act.

SECOND:

Section 5.1 of the Plan is hereby amended and restated in its entirety as follows:

5.1 EFFECTIVE DATE OF THIS PLAN. This Plan is effective July 1, 2013, and the shareholders of Dollar Tree, Inc. originally approved the Plan on June 20, 2013. The effective date of the amended and restated Plan is March 8, 2023.

Approved by the Board of Directors of Dollar Tree, Inc. on March 8, 2023.